UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 9, 2005
Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)
(214) 841-6111
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement
On September 9, 2005, the Compensation Committee of the Board of Directors of Affiliated Computer Services, Inc. (the “Company”) approved the following annual base salaries for the Company’s named executive officers. Mr. Deason’s annual salary is based on a formula provided in his Employment Agreement dated February 16, 1999 with the Company. All salary increases are retroactive to July 1, 2005, the beginning of the Company’s fiscal year 2006.

Named Executive Officer	Fiscal Year 2006 Base Salary

Darwin Deason	$874,032

Jeffrey A. Rich	$820,000

Mark A. King	$600,000

Lynn Blodgett	$500,000

Warren D. Edwards	$475,000

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.
Date: September 14, 2005	By:	/s/ Warren D. Edwards
		Name:	Warren D. Edwards
		Title:	Executive Vice President and Chief Financial Officer

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